UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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WAFERGEN BIO-SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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WAFERGEN BIO-SYSTEMS, INC.
7400 Paseo Padre Parkway
Fremont, California 94555

April 28, 2014

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of the stockholders of WaferGen Bio-systems, Inc. on May 29, 2014 at 1:00 p.m. Pacific Time at our offices located at 7400 Paseo Padre Parkway, Fremont, CA 94555.

Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement. In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.

Your vote is very important to us and our business. Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The proxy statement explains more about proxy voting, so please read it carefully.

Thank you for being a stockholder of our Company.

Sincerely,

Alnoor Shivji
Chairman of the Board of Directors

WAFERGEN BIO-SYSTEMS, INC.
7400 Paseo Padre Parkway
Fremont, California 94555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2014

To the Stockholders of WaferGen Bio-systems, Inc.:

An annual meeting of the stockholders of WaferGen Bio-systems, Inc., a Nevada corporation (“WaferGen,” the “Company,” “we,” “us” or “our”), will be held on May 29, 2014 at 1:00 p.m. Pacific Time at our offices located at 7400 Paseo Padre Parkway, Fremont, CA 94555. The purposes of the meeting are to consider and vote on the following proposals:

1.	Elect seven (7) directors to serve for a one-year term until the 2015 annual meeting of the stockholders or until their successors are duly elected and qualified;

2.
Approve a grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock, at any time within one year after stockholder approval is obtained, by a ratio of not less than one-for-two and not more than one-for-25, with the exact ratio to be set within this range as determined by our board of directors in its sole discretion;

3.
Amend the WaferGen Bio-systems, Inc., 2008 Stock Incentive Plan to, among other things, increase the number of shares of the Company’s common stock that may be issued pursuant to awards thereunder from 145,890 shares to 3,145,890, extend the plan’s expiration date, and re-approve the material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code of 1986;

4.	Ratify the selection of SingerLewak LLP as the Company’s independent auditors to provide audit services to the Company for the fiscal year ending December 31, 2014;

5.	Approve, on a non-binding advisory basis, the compensation paid to our named executive officers;

6.	Approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers; and

7.	Transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Our board of directors is not aware of any other business to come before the annual meeting. Only common stockholders of record at the close of business on April 23, 2014 are entitled to receive notice of, and to vote at, the annual meeting.

A proxy statement providing information, and a form of proxy to vote, with respect to the foregoing matters accompany this Notice of Annual Meeting.

It is important that your shares of the Company are represented at the Annual Meeting. Whether or not your plan to attend the meeting in person, please sign and return the enclosed proxy as soon as possible to ensure that all of your shares will be voted. Additional information about voting is included in the accompanying proxy statement and proxy card.

By Order of the Board of Directors,

Stephen Baker
Secretary

Fremont, California
April 28, 2014

		Page
General		1

About the Annual Meeting and Voting		2

PROPOSAL 1:	APPROVAL OF ELECTION OF DIRECTORS	5
	General	5
	Information about Directors and Nominees	5
	Corporate Governance Matters	7
	Report of the Audit Committee of the Board of Directors	10
	EXECUTIVE COMPENSATION	11
	2013 Summary Compensation Table	11
	Equity Compensation Plan Information	13
	Employment Agreements	14
	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENTAND RELATED STOCKHOLDER MATTERS	15

PROPOSAL 2:	APPROVAL OF DISCRETIONARY AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT OF COMMON STOCK	18

PROPOSAL 3:	APPROVAL OF AMENDMENT OF THE WAFERGEN BIO-SYSTEMS, INC. 2008 STOCK INCENTIVE PLAN	24

PROPOSAL 4:	RATIFICATION OF THE SELECTION OF SINGERLEWAK LLP AS THE COMPANY’S INDEPENDENT AUDITORS TO PROVIDE AUDIT SERVICES TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014	35

PROPOSAL 5:	ADVISORY VOTE ON EXECUTIVE COMPENSATION	37

PROPOSAL 6:	ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	38

Cautionary Note Regarding Forward-Looking Statements		39

Stockholder Proposals		39

Certain Relationships and Related Transactions		39

Delivery of Documents to Stockholders Sharing an Address		42

Where You Can Find Additional Information		42

Other Matters		43

Appendix A		A-1

Appendix B		B-1

i

WAFERGEN BIO-SYSTEMS, INC.
______________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
______________________

This proxy statement is furnished in connection with the solicitation on behalf of the board of directors of WaferGen Bio-systems, Inc., a Nevada corporation (“WaferGen,” the “Company,” “we,” “us” or “our”), of proxies to be voted at the annual meeting of stockholders to be held on May 29, 2014 at 1:00 p.m. Pacific Time. The annual meeting will be held at our offices located at 7400 Paseo Padre Parkway, Fremont, CA 94555. The proxies may also be voted at any adjournments or postponements of the meeting.

The mailing address for our principal executive offices is WaferGen Bio-systems, Inc., 7400 Paseo Padre Parkway, Fremont, California 94555.

All properly executed written proxies and all properly completed proxies submitted by telephone or Internet that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before completion of voting at the meeting.

Only owners of record of shares of common stock of the Company as of the close of business on April 23, 2014, the “record date,” are entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements of the meeting. Each owner of record is entitled to one vote for each share of common stock held. On the record date, there were 9,120,884 shares of common stock outstanding.

These proxy solicitation materials are first being mailed on or about May 2, 2014, to all stockholders entitled to notice of, and to vote at, the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2014.

The notice of the annual meeting of stockholders and proxy statement are available at
http://www.cstproxy.com/wafergen/2014

ABOUT THE ANNUAL MEETING AND VOTING

What am I being asked to vote on at the meeting?

You will be voting on the following proposals:

1.	To elect seven directors to serve for a one-year term until the 2015 annual meeting of stockholders or until their successors are duly elected and qualified;

2.
To approve a grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock, at any time within one year after stockholder approval is obtained, by a ratio of not less than one-for-two and not more than one-for-25, with the exact ratio to be set within this range as determined by our board of directors in its sole discretion;

3.
To Amend the WaferGen Bio-systems, Inc., 2008 Stock Incentive Plan to, among other things, increase the number of shares of the Company’s common stock that may be issued pursuant to awards thereunder from 145,890 shares to 3,145,890, extend the plan’s expiration date, and re-approve the material terms of the plan for purposes of Section 162(m) of the Internal Revenue Code of 1986;

4.	To ratify the selection of SingerLewak LLP as the Company’s independent auditors to provide audit services to the Company for the fiscal year ending December 31, 2014;

5.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers;

6.	To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers; and

7.	To transact any other business that may properly come before the annual meeting or any adjournments or postponements thereof.

As described in this proxy statement, the board of directors believes these proposals are in the best interests of our Company and its stockholders.

The board of directors is not aware of any other matters to be brought before the meeting. If any other business is properly raised at the meeting or any adjournments or postponements thereof, the proxy holders may vote any shares represented by proxy in their discretion.

What is a proxy statement and what is a proxy?

A proxy statement is a document that Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal authorization of another person to vote the stock you own. Our Board of Directors is asking for your proxy. That other person is referred to as a proxy holder. We have designated two of our officers to serve as proxy holders for the annual meeting. All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before completion of voting at the meeting.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of WaferGen common stock is reflected directly on the books and records of our transfer agent, Continental Stock Transfer & Trust Company. If you hold stock through an account with a bank, broker, nominee or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker, nominee or similar organization. We only have access to ownership records for the registered shares.

How do I vote?

It is not necessary to attend the annual meeting to vote. If you are a stockholder of record, you may vote by proxy by mail pursuant to the instructions on the proxy card provided. If you hold shares beneficially in street name, you may vote by proxy by following the voting instruction card provided to you by your broker, bank or nominee. The availability of Internet voting or telephone voting for stockholders whose shares are held in street name may depend on the voting procedures of that organization.

If you are a stockholder of record and you attend the annual meeting, you may vote at the meeting by ballot. If you hold your shares in street name and you wish to vote at the meeting, you must obtain a legal proxy, executed in your favor, from your bank, broker, nominee or other holder of record.

What vote is required to approve the proposals?

With respect to Proposal 1, a director nominee must receive the affirmative vote of a majority of the votes cast with respect to that nominee to be elected. In other words, the number of shares voted “for” a director must exceed the number of votes cast “against” that director’s election. Votes cast will exclude abstentions and broker non-votes with respect to that director’s election.

Proposal 2 will be approved if a quorum is present and shares representing a majority of the voting power of the issued and outstanding common stock as of the record date are voted in favor of the proposal.

Proposals 3, 4 and 5 will be approved if a majority of the shares of common stock having voting power and present, in person or by proxy, at the annual meeting are voted in favor of the applicable proposal.

With respect to Proposal 6, if a majority of votes of stockholders present in person or by proxy are cast in favor of a particular frequency (whether every year, every two years or every three years), such frequency will be considered the recommendation of the stockholders on the advisory vote regarding the frequency of say-on-pay votes.

What is a quorum for the annual meeting?

A “quorum” is the presence, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding on the record date and entitled to vote at the meeting. A quorum will be necessary to conduct business at the annual meeting.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you sign and return a proxy without providing specific voting instructions, then the proxy holders will vote your shares “FOR” the proposals to be presented at the annual meeting, and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the annual meeting.

If you hold shares in street name through a broker, bank or other nominee and do not vote your shares or provide voting instructions, your nominee may generally vote for you on “routine” proposals but not on “non-routine” proposals. If your nominee does not receive instructions from you on how to vote your shares on a non-routine proposal, your nominee will inform the inspector of elections that it does not have authority to vote on the matter with respect to your shares. This is referred to as a “broker non-vote.” Any broker non-vote on a proposal presented in this proxy statement will have the same effect as a vote against the proposal. We believe, however, that each proposal presented in this proxy statement will be considered a routine proposal under applicable rules, so we do not anticipate broker non-votes.

What happens if I abstain from voting?

Abstentions will have no effect on the outcome of Proposals 1 and 6. If you indicate that you wish to “abstain” from voting on any of Proposals 2, 3, 4 or 5, your vote will have the same effect as a vote against such proposal. Abstentions are included in determining whether a quorum is present for the meeting.

What if I want to change my vote?

If you are a stockholder of record, you may change or revoke your proxy any time before it is voted at the annual meeting by:

•	timely delivering a properly executed, later-dated proxy;

•	delivering a written revocation of your proxy to our Secretary, Stephen Baker, at our principal executive offices; or

•	voting in person at the meeting.

If you hold your shares beneficially in street name, you may change your vote by submitting new voting instructions to your bank, broker or nominee following the instructions they provide.

What do I need to do if I plan to attend the meeting in person?

All stockholders must present a form of personal identification in order to be admitted to the meeting. If your shares are held in street name through a bank, broker or other nominee, we may require additional proof of your ownership as of the record date, such as a copy of your brokerage account statement or a copy of your notice or voting instruction card. If you plan to attend the annual meeting and require directions, please contact our Secretary, Stephen Baker, at (510) 651-4450.

Do I have a dissenter’s right of appraisal?

Under Nevada law and our governing documents, our common stockholders do not have appraisal rights in connection with this solicitation.

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies which may include engagement of a proxy solicitor. We may reimburse brokers and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding proxy materials to stockholders. Our directors, officers and employees also may solicit proxies by mail, telephone, facsimile, email and personal contact. They will not receive any compensation for doing so.

Where can I find the voting results of the annual meeting?

We will report voting results of the annual stockholders meeting in a Form 8-K filed with the SEC no later than four business days following the meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Set forth below is certain information regarding our directors and executive officers:

Name	Age	Position
Alnoor Shivji	57	Chairman of the Board
Dr. R. Dean Hautamaki	51	Director
Makoto Kaneshiro	55	Director
Joel Kanter	57	Director
William McKenzie	62	Director
Robert Schueren	52	Director
Dr. Ivan Trifunovich	51	Chief Executive Officer, President and Director
Stephen Baker	56	Chief Financial Officer, Treasurer and Secretary

Our bylaws provide that our Board will consist of between one and fifteen members, with the number of directors determined from time to time by our Board. The number of directors is currently set at seven. The current term of all of our directors expires at the annual meeting. Accordingly, seven directors will be elected at the annual meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the annual meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

Our directors hold office until the earlier of their death, resignation, or removal or until their successors have been duly elected and qualified. Ivan Trifunovich was appointed to serve as a director on March 8, 2012, William McKenzie was appointed to serve as a director on December 30, 2013, and Robert Schueren was appointed to serve as a director on January 6, 2014. All of the director nominees currently are members of our Board, all of the director nominees have been approved and nominated for election by our Board and the director nominees have all consented to serve if elected. Set forth below is information regarding the director nominees, which has been confirmed by each of them for inclusion in this proxy statement.

There are no family relationships among our directors and executive officers. Pursuant to the Exchange Agreement entered into by the Company with investors (“Investors”) in connection with the August 2013 Exchange, for as long as at least 50% of the shares of Series 1 Convertible Preferred Shares issued in connection with the August 2013 Exchange and/or shares of common stock issued upon conversion thereof remain outstanding, the Company and each Investor who is a current member of the Company’s management or board of directors is required to use reasonable best efforts to ensure that (including with respect to such Investors, by voting (or consenting with respect thereto) any shares of common stock then owned by them accordingly) two individuals, as may be designated by Great Point Partners, LLC (“GPP”) from time to time, are elected as members of the Board. Mr. McKenzie and Mr. Schueren, neither of whom are affiliated with GPP, were designated by GPP to serve as members of the Board.

Information about Directors and Nominees

Background information concerning each of the Board’s nominees for election, as well as information regarding the experience, qualifications, attributes or skills that lead the Board to conclude that the nominee should serve on the Board, is set forth below.

Alnoor Shivji, Chairman of the Board.  Mr. Shivji is a co-founder of WaferGen and has been Chairman of the Board since October 2002. Mr. Shivji also served as our Chief Executive Officer and President from April 2003 until October 2011. Between December 2003 and July 2006, he was also the Investment Director at VPSA, Inc. in Paris, France, and between October 2001 and February 2002, he was the President and Chief Executive Officer of

Redwave Networks, Inc. From April 2001 to August 2001, Mr. Shivji was President of Metro Switching Division of Ciena Corp. Between August 1998 and March 2001, he was the Founder, President and Chief Executive Officer of Cyras Systems. He co-founded Fiberlane Communications, Inc. and was President of Fiberlane Communications (Canada), Inc. from December 1996 to April 1998. Mr. Shivji also co-founded Osiware, an enterprise software company sold to Infonet Services Corporation, which was later bought by BT Group plc. Currently, he is a General Partner with Global Asset Capital, a venture capital firm with which he has been associated since March 2002, and has a long history advising and investing in Silicon Valley startups. Mr. Shivji has a BS degree from University of British Columbia. We believe Mr. Shivji’s qualifications to serve on our Board include that, as our co-founder, Mr. Shivji is uniquely familiar with the business, structure and history of the Company, and he also brings to the Board perspective gained as an investor and in his management roles at various companies.

Dr. R. Dean Hautamaki, Director.  Dr. Hautamaki has served as our director since May 2007. Dr. Hautamaki is a practicing physician and since January 2005 has been the Assistant Clinical Professor of Medicine at the Florida State University College of Medicine in Tallahassee, Florida. From September 2003 to December 2005, Dr. Hautamaki was the Chairman of the Department of Medicine at Sarasota Memorial Hospital in Sarasota, Florida. From September 1997 through December 2005, he was a partner at Lung Associates of Sarasota in Sarasota, Florida. Dr. Hautamaki has authored over 12 papers and presented in several conferences. We believe Dr. Hautamaki’s qualifications to serve on our Board include his expertise in the biomedical technology industry and his experience as a practicing physician.

Makoto Kaneshiro, Director.  Mr. Kaneshiro has served as our director since March 2005. Mr. Kaneshiro is a founding member of Genetic Devices, Co., Ltd. in Japan, where he has been an executive vice president and member of the Board since October 2008. From 2003 to 2004, Mr. Kaneshiro was a member of the Board of Directors of Sega Corporation which was a publicly traded company in Japan. He holds an MBA from Yale University. We believe Mr. Kaneshiro’s qualifications to serve on our Board include his experience in investment management, his experience as a board member of other public companies, and his experience in business development roles at a number of other companies.

Joel Kanter, Director.  Mr. Kanter has served as our director since June 2007. He has been in the financial services industry for over three decades and has focused on providing equity and bridge financing to small and mid-size companies. He has served as President of Windy City, Inc., a privately held investment firm, and as the Chief Executive Officer and President of Walnut Financial Services, Inc., a publicly traded company. Mr. Kanter currently serves on the board of directors of Dr. Tattoff, Inc., Magna-Lab, Inc. and Medgenics, Inc., as well as a number of private concerns, and within the past five years has served on the board of directors of I-Flow Corporation, Pet DRx Corporation and Vyteris, Inc. Mr. Kanter has BA degrees in Political Science and in Psychology from Tulane University. We believe Mr. Kanter’s qualifications to serve on our Board include his extensive experience in investment management and his experience serving as an executive and board member of a number of public and private biomedical and other technology companies.

William McKenzie, Director.  Mr. McKenzie joined our board of directors in December 2013. Mr. McKenzie has over 25 years of experience building new businesses in the global life sciences and diagnostics sectors. Mr. McKenzie has served as Vice President and General Manager of Molecular Diagnostics at PerkinElmer since 2010. He has served in various roles since joining PerkinElmer since 2005, initially serving as Business Development Director then Strategic Marketing Director of Molecular Medicine, then as Global Business Director of Genetic Screening. Prior to that, Mr. McKenzie worked for more than twelve years in positions of increasing responsibility at Millipore. Mr. McKenzie holds BS and MS degrees in Biology from the University of Massachusetts and a Business to Business Marketing Program from the Kellogg School of Management. We believe Mr. McKenzie’s qualifications to serve on our Board include the perspective and experience he has gained in management of a number of companies in the biosciences industry.

Robert Schueren, Director.  Mr. Schueren joined our board of directors in January 2014. Mr. Schueren has held leadership positions in life science and diagnostic companies for more than two decades. Since April 2013, Mr. Schueren has been IntegenX Inc.’s chief executive officer and a member of its board of directors. Previously he was Vice President and General Manager, Genomics for Agilent Technologies. Prior to joining Agilent in 2010, he was the Global Head of Clinical Biomarkers and Operations, and Deputy Global Head of Molecular Medicine Labs for Genentech, Inc., a company he joined in 2006. Mr. Schueren has a BS degree in pharmacy from Temple

University. We believe Mr. Schueren’s qualifications to serve on our Board include the perspective and experience he has gained in management of a number of companies in the life science industry, including as chief executive officer of IntegenX Inc. In January 2014, IntegenX sold us substantially all of the assets of its next generation sequencing library preparation business, including the Apollo 324 instrument and PrepX reagents.

Ivan Trifunovich, Chief Executive Officer, President and Director.  Dr. Trifunovich has served as our Chief Executive Officer, President and director since March 2012. Dr. Trifunovich served as President, Chief Executive Officer and Chairman of the Board of Helicos BioSciences Corporation1 from October 2010 to September 2012. Since August 2008, Dr. Trifunovich has served as a strategic consultant to global companies in the life sciences industry. Previously, Dr. Trifunovich served as the Senior Vice President of Third Wave Technologies, Inc., a molecular diagnostics company, from December 2001 through August 2008. Prior to joining Third Wave Technologies, Inc., Dr. Trifunovich held successive positions as Vice President of e-Business and Vice President of Research Strategy and Operations at Pharmacia Corp. Prior to joining Pharmacia, Dr. Trifunovich was a Director of New Product Marketing at Johnson & Johnson, Inc. He began his career at Bristol-Myers Squibb, Inc. as a bench scientist, where he held several positions of increasing responsibility. Dr. Trifunovich received his Ph.D. in organic chemistry at UCLA and an MBA at the University of Pennsylvania’s Wharton School of Business. We believe Dr. Trifunovich’s qualifications to serve on our Board include the perspective and experience he has gained in management of a number of companies in the life science industry, including his unique familiarity with the Company gained from serving as our president and chief executive officer for the past two years.

Vote Required

A director nominee must receive the affirmative vote of a majority of the votes cast with respect to that nominee to be elected. In other words, the number of shares voted “for” a director must exceed the number of votes cast “against” that director’s election. Votes cast will exclude abstentions and broker non-votes with respect to that director’s election.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES.

Corporate Governance Matters

Director Independence

We are not currently listed on any national securities exchange. However, in evaluating the independence of the members of the Board, we utilize the rules of the NASDAQ Stock Market.

The Board has determined that Messrs.  Kaneshiro, Kanter and McKenzie and Dr. Hautamaki are independent.

Director Nominations. Our Nominating and Corporate Governance Committee considers and recommends candidates for election to the Board and nominees for committee memberships and committee chairs. The Nominating and Corporate Governance Committee recommends director candidates to the full Board for approval.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Nominating and Corporate Governance Committee seeks men and women from diverse professional backgrounds who combine a broad spectrum of

1	In November 2012, Helicos BioSciences Corporation filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code.

relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. However, we do not have a formal policy concerning the diversity of the Board. All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director. A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Generally, when evaluating and recommending candidates for election to the Board, the Nominating and Corporate Governance Committee will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying potential director candidates, the Nominating and Corporate Governance Committee may also seek input from the Board, executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors.

The Nominating and Corporate Governance Committee also will consider qualified candidates for director nominees suggested by our stockholders. Stockholders can suggest qualified candidates for director nominees by submitting the candidate’s name and qualifications in writing to us at the following address: WaferGen Bio-systems, Inc., 7400 Paseo Padre Parkway, Fremont, California 94555, Attention: Corporate Secretary. The Nominating and Corporate Governance Committee will consider such suggestions for candidates for Board membership, but it is not obligated to include them on our slate of nominees for directors. The Nominating and Corporate Governance Committee does not intend to evaluate candidates proposed by stockholders any differently than other candidates.

Board Leadership Structure. Our Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Our Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, and other relevant factors. Considering these factors, the Company has determined to have a Chief Executive Officer and a separate Chairman of the Board. Dr. Trifunovich serves as the Company’s Chief Executive Officer and Mr. Shivji serves as the Chairman of the Board.

Board Role in Risk Oversight. The Board administers its risk oversight function directly and through the Audit Committee. The Board and the Audit Committee regularly discuss with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

The Board and Board Committees

The Board met ten times during 2013. During 2013, each incumbent director attended 75% or more of the meetings held in the periods during which they served except for Dr. Hautamaki, who was unable to attend three of the ten meetings, each of which was held by teleconference at short notice.

The Board has three active standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, all of which comprise solely independent directors.

Audit Committee

Our Audit Committee is authorized to: approve the firm to be engaged as our independent registered public accounting firm for the next fiscal year; review with our independent registered public accounting firm the scope and results of their audit and any related management letter; consult with our independent registered public accounting firm and our management with regard to our accounting methods and adequacy of our internal controls over financial reporting; approve the professional services rendered by our independent registered public accounting firm; review the independence, management consulting services and fees of our independent registered public accounting firm; inquire about significant risks or exposures and methods to minimize such risk; ensure effective use of audit resources; and prepare and supervise the SEC reporting requirements. The Board has adopted an Audit Committee Charter, a copy of which is on our website, www.wafergen.com. The Audit Committee currently consists of Dr. Hautamaki, Mr. Kanter (Chairman) and Mr. McKenzie. The Board has concluded that Mr. Kanter meets the definition of “audit committee financial expert” as such term is defined by SEC rules and has determined that all Audit Committee members were independent under the rules of the NASDAQ Stock Market (see “Director Independence” below). The Audit Committee met 6 times during 2013.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is appointed by the Board (i) to oversee the selection of new directors, (ii) to oversee the function of the Board in its committees and (iii) to evaluate the Board’s performance as well as the relationship between the Board and our management. The Nominating and Corporate Governance Committee considers several factors in evaluating candidates for nomination to the Board of Directors, including the candidate’s knowledge of the Company and its business and the candidate’s business experience and credentials. The Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is available on our website, www.wafergen.com. The Nominating and Corporate Governance Committee currently consists of Dr. Hautamaki, Mr. Kaneshiro (Chairman) and Mr. Kanter. The Nominating and Corporate Governance Committee did not meet during 2013.

Compensation Committee

The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of our executive officers and directors. The Compensation Committee, among other things, (i) reviews and approves our compensation programs and arrangements, (ii) determines the objectives of our executive officer compensation programs, (iii) ensures appropriate corporate performance measures and goals regarding executive officer compensation are set and determines the extent to which they are achieved and any related compensation earned and (iv) monitors the administration of our incentive-compensation plans and equity-based plans as in effect and as adopted from time to time by the Board. The Board has adopted a Compensation Committee Charter, a copy of which is available on our website, www.wafergen.com. The Compensation Committee currently consists of Mr. Kaneshiro, Mr. Kanter (Chairman) and Mr. McKenzie. The Compensation Committee met once during 2013.

Stockholder Communications with Our Board

You may communicate with any director, the entire Board or any committee of the Board by sending a letter to the director, the Board or the committee, addressed to our Corporate Secretary at WaferGen Bio-systems, Inc., 7400 Paseo Padre Parkway, Fremont, California 94555. Unless the letter is marked “confidential,” our Corporate Secretary will review the letter, categorize it and forward it to the appropriate person. Any stockholder communication marked “confidential” will be logged as “received” and forwarded to the appropriate person without review.

Code of Ethics

Our Company’s Board of Directors has adopted a Code of Business Conduct and Ethics that applies to, among other persons, our Company’s principal executive officer, principal financial officer and principal accounting officer, as well as persons performing similar functions. As adopted, our Code of Business Conduct and Ethics set forth written standards that are designed to deter wrongdoing and promote:

(1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)
full, fair, accurate, timely, and understandable disclosure in report and document that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

(3)	compliance with applicable government laws, rules and regulations;

(4)	the prompt internal reporting of violations of Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and

(5)	accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our Company’s personnel shall be accorded full access to our Chief Compliance Officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics. Further, all of our Company’s personnel are to be accorded full access to the Board if any such matter involves an alleged breach of the Code of Business Conduct and Ethics by our president, secretary, and chief financial officer.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our Company, consistent with generally accepted accounting principles, and federal, provincial and state security laws. Any employee who becomes aware of any incident involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our Company’s president, secretary, or chief financial officer. If the incident involves an alleged breach of the Code of Business Conduct and Ethics by the president, secretary, or chief financial officer, the incident must be reported to the Audit Committee. Any failure to report such inappropriate or irregular conduct of other employees is to be treated as a severe disciplinary matter. It is against our Company policy to retaliate against any individual who reports in good faith the violation or potential violation of our Company’s Code of Business Conduct and Ethics by another.

Our Code of Business Conduct and Ethics is available on our website, www.wafergen.com.

Report of the Audit Committee of the Board of Directors

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee is comprised of Dr. R. Dean Hautamaki, Joel Kanter and William McKenzie. None of the members of the Audit Committee is an officer or employee of the Company, and the Board of Directors has determined that each member of the Audit Committee meets the independence requirements promulgated by The NASDAQ Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal years ended December 31, 2013 and December 31, 2012 with management and SingerLewak LLP, the Company’s independent registered public accounting firm for the 2013 and 2012 fiscal years.

The Audit Committee has discussed with SingerLewak LLP the matters required to be discussed by Auditing Standard No. 16 (Communication and Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and currently in effect. In addition, the Committee has received during the past fiscal year the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with SingerLewak LLP its independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the Company for the fiscal year ended December 31, 2013 be included in its Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board.

Dr. R. Dean Hautamaki

Joel Kanter (Chair)

William McKenzie

EXECUTIVE COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program include (a) base salary, (b) discretionary annual cash bonus opportunities and (c) long-term equity compensation. We believe successful long term Company performance is more critical to enhancing stockholder value than short term results. For this reason and to conserve cash and better align the interests of management and our stockholders, we emphasize long term equity compensation and performance-based bonus opportunities over base annual salaries.

The following table presents summary information regarding the compensation of (i) our principal executive officer, and (ii) our former principal financial officer, being the only other executive officer who served as an executive officer during 2013 (such officers are referred to herein as our “Named Executive Officers”) for the years ended December 31, 2013 and 2012.

2013 Summary Compensation Table

	(b) Fiscal	(c) Salary		(d) Bonus	(f) Option Awards(6)	(i) All Other Compensation(7)	(j) Total
(a) Name and Principal Position	Year	($)		($)	($)	($)	($)
Ivan Trifunovich	2013	$360,000	(1)	$360,000(3)	$—	$1,800	$721,800
Chief Executive Officer, President and Director	2012	$293,182	(1)	$—	$299,511	$—	$592,693
John Harland	2013	$200,000	(2)	$81,850(4)	$—	$2,037	$283,887
Former Chief Financial Officer and Vice President of Finance	2012	$192,700	(2)	$10,000(5)	$42,044	$—	$244,744
__________

(1)	Mr. Trifunovich joined the Company on March 8, 2012, and his annual salary of $360,000 commenced on that date pursuant to such executive officer’s employment agreement with us.

(2)	Mr. Harland became an executive officer on March 26, 2012, and his annual salary of $200,000 commenced on that date pursuant to such executive officer’s employment agreement with us.

(3)
Reflects a discretionary bonus awarded to Mr. Trifunovich by the Board of Directors in September 2013, upon recommendation of the Compensation Committee, in recognition of successfully transitioning the Company’s business to a new model with the potential to pursue new important applications; raising in excess of $12 million of net new equity in a 2013 private placement; simplifying the ownership of our now-dissolved Malaysian subsidiary; and simplifying the capital structure of the Company.

(4)	Reflects (a) a $71,850 retention bonus to which Mr. Harland was entitled as a result of the Company’s successful fundraising in 2013, and (b) a $10,000 retention bonus.

(5)	Reflects a $10,000 retention bonus.

(6)
Amounts in this column reflect the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB ASC Topic 718, using a Black-Scholes valuation model, excluding the impact of estimated forfeitures related to service-based vesting conditions.

(7)	Amounts in this column reflect a reimbursement allowance for use of personal phone for Company business.

Outstanding Equity Awards at Fiscal Year-End 2013

	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option
	Unexercised	Unexercised	Exercise	Option
	Options	Options	Price	Expiration
Name	Exercisable (#)	Unexercisable (#)	($)	Date
Ivan Trifunovich	17,607	12,577 (1)	13.91	3/8/2019
John Harland	440	264 (2)	31.80	9/19/2018
	2,997	2,536 (3)	10.54	5/17/2019
__________

(1)
Represents the unvested portion of an option grant that vests as follows: 1/3rd of the shares vest when the optionee completes 12 months of continuous service after the vesting start date (March 8, 2012), and an additional 1/12th of the shares vest when the optionee completes each full three months of continuous service thereafter.

(2)	Represents the unvested portion of an option grant that vests as follows: 1/48th of the shares vest when the optionee completes each full month of continuous service through June 13, 2015.

(3)	Represents the unvested portion of an option grant that vests as follows: 1/48th of the shares vest when the optionee completes each full month of continuous service through October 5, 2015.

Director Compensation

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2013.

	(b) Fees Earned
	or Paid	(c) Stock	(d) Option	(g) All Other
	in Cash	Awards (1)	Awards (2)	Compensation		(h) Total
(a) Name	($)	($)	($)	($)		($)
Robert Coradini (resigned 12/30/13)	—	—	6,433	—		6,433
Scott Davidson (resigned 12/30/13)	—	—	6,433	—		6,433
Dr. R. Dean Hautamaki	—	—	6,433	—		6,433
Makoto Kaneshiro	—	—	6,433	—		6,433
Joel Kanter	—	—	7,503	—		7,503
William McKenzie (appointed 12/30/13)	—	—	—	—		—
Joseph Pesce (resigned 12/30/13)	—	—	6,433	—		6,433
Alnoor Shivji	—	—	6,433	—		6,433
Dr. Timothy Triche (resigned 12/30/13)	—	—	6,433	19,800	(3)	26,233
__________

(1)
Amounts in this column reflect the aggregate grant date fair value of stock awards granted in the fiscal year computed in accordance with FASB ASC Topic 718, using the Company’s closing stock price on the award date, excluding the impact of estimated forfeitures related to service-based vesting conditions. There were no stock awards granted to any non-employee director in 2013. As of December 31, 2013, there was no outstanding restricted stock held by any non-employee director.

(2)
Amounts in this column reflect the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB ASC Topic 718, using a Black-Scholes valuation model, excluding the impact of estimated forfeitures related to service-based vesting conditions. On April 1, 2013, Messrs. Coradini, Davidson, Kaneshiro, Pesce and Shivji and Drs. Hautamaki and Triche were each granted an option to purchase 1,509 shares of common stock, of which 25% vest on each of June 30, 2013, September 30, 2013, December 31, 2013, and March 31, 2014. Each of these awards had a grant date fair value of $6,433. On April 1, 2013, Mr. Kanter was granted an option to purchase 1,760 shares of common stock, of which 25% vest on each of June 30, 2013, September 30, 2013, December 31, 2013, and March 31, 2014, which had a grant date fair value of $7,503. As of December 31, 2013, the aggregate number of outstanding options held by each non-employee director who served during 2013 was 3,269 for Mr. Coradini, 2,264 for Mr. Davidson, 7,139 for Dr. Hautamaki, 4,323 for Mr. Kaneshiro, 4,825 for Mr. Kanter, none for Mr. McKenzie, 2,264 for Mr. Pesce, 3,219 for Mr. Shivji and 3,893 for Dr. Triche.

(3)
Prior to joining the Board in February 2011, Dr. Triche served as a member of our Scientific Advisory Board. He continued to serve the Company as a consultant until February 28, 2013, and the amount in this column represents consultancy fees earned in 2013.

Effective as of April 1, 2012, the board of directors approved the following annual compensation for all non-employee directors:

Each non-employee director shall receive annually a stock option to purchase 1,509 shares of our common stock, or, in the case of the chairperson of our Audit Committee, 1,760 shares of our common stock, with 25% of the shares subject to the stock option vesting each quarter following April 1 of the year of grant.

Effective as of February 12, 2014, the board of directors approved the following annual compensation for all non-employee directors for 2014 and future years:

•
Each non-employee director shall receive an annual cash retainer of $10,000. The Chairman of the Board and the Chairman of the Audit Committee shall each receive an additional annual cash retainer of $5,000; and

•
On the first trading day of each fiscal year, each non-employee director shall be granted restricted stock units or deferred stock units having a value of $15,000; provided, however, that for 2014, and only for 2014, such grant shall be made on the date of the annual meeting of stockholders.

Non-employee directors are also reimbursed for all out-of-pocket expenses, if any, related to attending Board meetings.

Equity Compensation Plan Information

The following table sets forth information regarding our compensation plans under which equity securities are authorized for issuance to our employees as of December 31, 2013:

Number of
Securities
Remaining
	Number of		Available for
	Securities to		Future Issuance
	Be Issued		Under Equity
	Upon		Compensation
	Exercise of	Weighted-Average	Plans
	Outstanding	Exercise Price of	(Excluding
	Options,	Outstanding	Securities
	Warrants and	Options, Warrants	Reflected in
	Rights	and Rights	Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	113,525	$35.39	$27,793
Equity compensation plans not approved by security holders	—	—	—
Total	113,525	$35.39	$27,793

Employment Agreements

Ivan Trifunovich

In connection with Dr. Trifunovich’s appointment as our President, Chief Executive Officer and director, we entered into an executive employment agreement, effective March 8, 2012. Under the employment agreement, Dr. Trifunovich receives an annual base salary of $360,000 per year, and he is eligible to earn an annual performance bonus of up to 50% of his then current base salary in accordance with an annual incentive plan to be established by the Company’s compensation committee or the Board. In addition, under the employment agreement, Dr. Trifunovich was granted an initial option grant of 30,184 shares of our common stock with an exercise price equal to $13.91 per share, with one-third of the shares subject to the option vesting on the first anniversary of Dr. Trifunovich’s employment with the Company and the remaining shares vesting in eight equal quarterly installments over the two years following the first anniversary of the grant date. Dr. Trifunovich is entitled to additional option awards at the beginning of each year as necessary to bring the cumulative number of options awarded to him to 5% of the Company’s outstanding shares, computed on a fully diluted basis pursuant to the terms of his employment agreement, at the time of each such grant, with a vesting commencement date and vesting schedule identical to his initial option grant (such that options awarded more than three years after his employment date will be fully vested on the grant date). All of Dr. Trifunovich’s unvested options granted under his employment agreement will accelerate in the event of a change of control or if his employment is terminated (except in the case of his resignation without good reason or his termination by the Company for cause).

In addition, in the event Dr. Trifunovich is terminated without cause or resigns for good reason, he is entitled to 24 months of his then-current base salary, of which one-half of such amount shall be paid in a single lump-sum amount, less applicable withholdings, and the remaining one-half of such amount shall be paid in the form of salary continuation on the Company’s regular payroll schedule, less applicable withholdings, over 18 months. In addition, if he is terminated without cause or resigns for good reason within 3 months prior to or 12 months following a change of control of the Company, he is also entitled to receive an additional supplemental severance payment equal to the product of (i) 50% of his then-current base salary, multiplied by (ii) two, which supplemental severance payment amount shall be paid in a single lump-sum amount, less applicable withholdings. Dr. Trifunovich’s entitlement to such severance amounts are subject to his execution of a release of claims in favor of the Company.

Dr. Trifunovich is eligible to participate in a long-term incentive plan established by the Company under which he is entitled to receive a cash payment in connection with a change in control of the Company. Under such plan, in the event of a change in control of the Company, Dr. Trifunovich will be entitled to a cash payment upon a change of control based on the aggregate equity transaction value in such change of control transaction, as follows: (a) for a transaction with an aggregate equity transaction value of more than $50 million, and up to $75 million, he will be entitled to receive a cash payment equal to 1% of the aggregate equity transaction value; (b) for the portion, if any, of the aggregate equity transaction value in excess of $75 million and up to $100 million, he will be entitled to receive a cash payment equal to 2% of such portion of the aggregate equity transaction value; (c) for the portion, if any, of the aggregate equity transaction value in excess of $100 million and up to $150 million, he will be entitled to receive a cash payment equal to 3% of such portion of the aggregate equity transaction value; and (d) for the portion, if any, of the aggregate equity transaction value in excess of $150 million, he will be entitled to receive a cash payment equal to 5% of such portion of the aggregate equity transaction value.

The Company has also agreed that Dr. Trifunovich will be entitled to payment in the event that a distribution is made of any of the assets (including cash) of the Company to holders of any class of capital stock by reason of their ownership thereof. In such case, Dr. Trifunovich will have the right to receive a payment from the Company in connection with each such distribution equal to the amount, if any, by which (i) 5% of the total distribution amount exceeds (ii) the amount paid to him in such distribution with respect to compensatory equity interests then held by him less the exercise or other purchase price paid or payable by him for such equity interests.

Dr. Trifunovich will be entitled to tax gross up payments in the event any payments due to him under the employment agreement would be subject to the excise tax imposed by Internal Revenue Code Section 4999. Dr. Trifunovich also has signed and agreed to be bound by the terms of the Company’s proprietary information and inventions assignment agreement.

John Harland

On June 13, 2011, we entered into a letter agreement with John Harland to serve as our Director of Finance and Corporate Controller. Under the letter agreement, Mr. Harland was entitled to receive an annual base salary of $180,000, which was raised to $200,000 upon his appointment as our Interim Chief Financial Officer and Vice President of Finance on March 26, 2012. Mr. Harland is also entitled to receive a bonus of up to 50% of his salary under certain circumstances upon a change of control or capital being raised, subject to review by our Compensation Committee, which may also award performance-based bonuses in its discretion. Mr. Harland submitted his resignation on March 18, 2014, effective as of April 15, 2014.

Stephen Baker

On March 21, 2014, our Board of Directors retained Stephen T. Baker of Randstad Professionals US, LP, d/b/a Tatum (“Tatum”), a leading financial consultancy firm, to serve as our Chief Financial Officer, effective March 24, 2014.  Effective April 15, 2014, Mr. Baker was additionally designated as our Treasurer and Secretary.

In connection with retaining Mr. Baker as our Chief Financial Officer, we entered into a Confidential Consulting Agreement with Tatum, effective March 21, 2014, for the provision of Mr. Baker’s services (the “Consulting Agreement”), and will pay Tatum $4,500 per week for up to 20 hours of professional services. In addition, for work by Mr. Baker or other Tatum professional in excess of 20 hours, we will pay Tatum at a rate of $250 per hour. The Consulting Agreement requires that the Company indemnify Mr. Baker and Tatum in connection with services thereunder. The Consulting Agreement has an indefinite term, subject to termination in accordance with its terms.

Mr. Baker has over 25 years of financial, operational and international experience, and has been a partner at Tatum since January 2013. He has also served as Chief Financial Officer for Mercator MedSystems since January 2014, and as Executive in Residence for Plug and Play Tech Center since July 2012. Through Tatum, he served as Interim Chief Financial Officer of Daegis, a public company, from January to July, 2013. He was Chief Financial Officer at Frontrange Solutions from October 2006 until August 2011. Earlier in his career, he held a number of executive positions of increasing responsibility at Peoplesoft, Lucent, Octel Communications, Bell Communications Research, Novell, Inc., Unix Systems, and AT&T. Mr. Baker holds a BA in Molecular Biology from University of Pennsylvania, and a Masters in Business Administration (Finance and Accounting) from Columbia University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who, to our knowledge, owns more than 5% of our common stock, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is: c/o WaferGen Bio-systems, Inc., 7400 Paseo Padre Parkway, Fremont, CA 94555. Shares of our common stock issuable upon the conversion of Series 1 preferred stock or subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of April 14, 2014, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person.

	Number of
	Shares		Percentage
	Beneficially		Beneficially
Name of Beneficial Owner	Owned		Owned (1)
5% Holders:
Affiliates of Deerfield Management Company, L.P.	923,276	(2)	9.98%
Entities affiliated with Great Point Partners, LLC	911,414	(3)	9.98%
Merlin Nexus III, LP	930,284	(4)	9.98%
Directors and Executive Officers:
Alnoor Shivji	286,302	(5)	3.11%
Joel Kanter	104,645	(6)	1.14%
Ivan Trifunovich	22,638	(7)	*
Dr. R. Dean Hautamaki	10,214	(8)	*
Makoto Kaneshiro	4,625	(9)	*
William McKenzie	—		*
Robert Schueren	—		*
Stephen Baker	—		*
Directors and Executive Officers as a Group (8 persons)	428,424		4.63%
__________

*	Less than 1%

(1)	Based on 9,120,884 shares of our common stock issued and outstanding as of April 14, 2014.

(2)
Consists of 792,897 shares of common stock and 130,379 shares of common stock issuable upon conversion of Series 1 Convertible Preferred Stock collectively owned by each of Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P. and Deerfield Special Situations International Master Fund L.P. (collectively, the “Deerfield Owners”). Does not include (i) 3,718,519 shares of common stock issuable on conversion of Series 1 Convertible Preferred Stock, and (ii) 1,471,859 shares of common stock issuable upon the exercise of warrants collectively owned by the Deerfield Owners. The provisions of such preferred stock and warrants restrict the conversion and exercise, respectively, of such preferred stock and warrants to the extent that, after giving effect to such conversion or exercise, the holder of the preferred stock and warrants and its affiliates and any other person or entities with which such holder would constitute a group would beneficially own in excess of 9.98% of the number of shares of Common Stock of the Issuer outstanding immediately after giving effect to such conversion or exercise, respectively (the “Ownership Cap”). Accordingly, the Deerfield Owners disclaim beneficial ownership of the shares underlying such preferred stock and warrants to the extent beneficial ownership of such shares would cause the Deerfield Owners, in the aggregate, to exceed the Ownership Cap. Deerfield Mgmt, L.P. is the general partner of each of the Deerfield Owners. Deerfield Management Company, L.P. is the investment manager of each of the Deerfield Owners. James E. Flynn, the sole member of the general partner of each of Deerfield Mgmt, L.P. and Deerfield Management Company, L.P., has the power to vote or dispose of the securities held by each of the Deerfield Owners, and his address is c/o Deerfield Management Company, L.P., 780 Third Avenue, 37th Floor, New York, NY 10017.

(3)
Consists of 899,893 shares of common stock and 11,521 shares of common stock issuable upon conversion of Series 1 Convertible Preferred Stock collectively owned by each of Biomedical Value Fund, LP (“BVF”), Biomedical Offshore Value Fund, Limited (“BOVF”), Biomedical Institutional Value Fund, LP (“BIVF”), Lyrical Multi-Manager Fund, LP (“Lyrical”), Lyrical Multi-Manager Offshore Fund, Ltd., (“LMMO”), Class D Series of GEF-PS, LP (“GEF-PS”), David J. Morrison (“Morrison”), WS Investments II, LLC (“WS”), Thomas C. Jay QPERT (“QPERT”), Carolyn Jay Trust (“Carolyn Trust”), Jeffrey Jay Jr. Trust (“Jay Trust”) and Jeffrey and Mary Ellen Jay (“Jay,” and together with QPERT, Carolyn Trust and Jay Trust, the “Jay Owners”). Does not include (i) 3,585,163 shares of common stock issuable on conversion of Series 1 Convertible Preferred Stock and (ii) 1,414,974 shares of common stock issuable upon the exercise of warrants collectively owned by each of BVF, BOVF, BIVF, Lyrical, LMMO, GEF-PS, Morrison, WS and the Jay Owners, the conversion or exercise of which would result in total beneficial ownership by such reporting persons exceeding the Ownership Cap of 9.98%. Great Point Partners, LLC acts as the investment manager with respect to the shares beneficially owned by each of BVF, BOVF, BIVF, Lyrical, LMMO, GEF-PS,

Morrison, and WS. Dr. Jeffrey R. Jay, M.D. (“Dr. Jay”) has the sole voting and sole dispositive power with respect to the shares beneficially owned by the Jay Owners. The address of Great Point Partners, LLC and Dr. Jay is 165 Mason Street, 3rd Floor, Greenwich, CT 06830.

(4)
Consists of (i) 729,684 shares of common stock, and (ii) 200,600 shares of common stock issuable upon the exercise of warrants. Does not include 7,013 shares of common stock issuable upon the exercise of warrants, the exercise of which would result in total beneficial ownership by such reporting person exceeding the Ownership Cap of 9.98%. The address of Merlin Nexus III, LP is 424 West 33rd Street, Suite 520, New York, NY 10001.

(5)
Consists of (i) 25,703 shares of common stock, (ii) 6,192 shares of common stock issuable upon the exercise of currently exercisable warrants, (iii) 3,219 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, (iv) 188,645 shares of common stock held by The Shivji Family Trust, (v) 60,335 shares of common stock issuable upon the exercise of currently exercisable warrants held by The Shivji Family Trust, (vi) 487 shares of common stock held by each of the Shivji Children’s Trust fbo Zahra Shivji, the Shivji Children’s Trust fbo Suraya Shivji and the Jameel Shivji Irrevocable Trust (the “Shivji Children’s Trusts”), and (vii) 249 shares of common stock issuable upon the exercise of currently exercisable warrants held by each of the three Shivji Children’s Trusts. Mr. Shivji and his wife, Mariam Shivji, are the co-trustees of The Shivji Family Trust and each of the three Shivji Children’s Trusts (together, the “Shivji Trusts”). Mr. Shivji disclaims beneficial ownership of the securities held by each of the Shivji Trusts, except to the extent he has a pecuniary interest therein.

(6)
Consists of (i) 33,389 shares of common stock, (ii) 10,255 shares of common stock issuable upon the exercise of currently exercisable warrants, (iii) 4,825 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, (iv) 39,799 shares of common stock held by the Kanter Family Foundation, and (v) 16,377 shares of common stock issuable upon exercise of currently exercisable warrants held by the Kanter Family Foundation. Mr. Kanter has voting control and investment power over, but disclaims beneficial ownership of, the securities owned by the Kanter Family Foundation.

(7)
Consists of 22,638 shares of common stock issuable upon the exercise of options that are exercisable within 60 days. Excludes options to purchase 7,546 shares of common stock that are not exercisable within 60 days. A description of arrangements under which Dr. Trifunovich may become entitled to receive additional options is provided above under the heading “EXECUTIVE COMPENSATION—Employment Agreements.”

(8)
Consists of (i) 139 shares of common stock, (ii) 7,139 shares of common stock issuable upon the exercise of options that are exercisable within 60 days, (iii) 2,283 shares of common stock held by Cojack Investment Opportunities, LLC (“Cojack”), and (iv) 653 shares of common stock issuable upon the exercise of currently exercisable warrants held by Cojack.

(9)	Consists of (i) 302 shares of common stock, and (ii) 4,323 shares of common stock issuable upon the exercise of options that are exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and certain officers and persons who own more than 10% of our outstanding shares of common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the reports that were filed and written representations that such reports accurately reflect all reportable transactions and holdings, we believe that all forms required to be filed by Section 16(a) during the 2013 fiscal year were filed on a timely basis.

PROPOSAL NO. 2

APPROVAL OF DISCRETIONARY AMENDMENT TO ARTICLES OF
INCORPORATION TO EFFECT REVERSE STOCK SPLIT OF COMMON STOCK

Our board of directors has adopted a resolution approving and recommending to the Company’s stockholders for their approval a proposal to amend our Amended and Restated Articles of Incorporation to effect a reverse split of our outstanding shares of common stock within a range of one share of common stock for every two (2) shares of common stock to one share of common stock for every twenty-five (25) shares of common stock, with the exact reverse ratio to be set within this range as determined by the board of directors in its sole discretion prior to the effective time of the reverse stock split.

If the stockholders approve this Proposal 2, the board of directors will have the authority to decide, at any time within one year after stockholder approval is obtained, whether to implement the reverse stock split and the precise ratio of the reverse stock split. If the board of directors decides to implement the reverse stock split, the reverse stock split will become effective upon the filing of the amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada (the “Reverse Split Amendment”).

The board of directors reserves the right, even after stockholder approval, to abandon the proposed Reverse Split Amendment if the board of directors determines that it is not in the best interests of the Company and its stockholders. If the Reverse Split Amendment is not implemented by the board of directors within one year after stockholder approval is obtained, the proposal will be deemed abandoned, without any further effect.

The form of the proposed Reverse Split Amendment to accomplish the reverse stock split is attached to this proxy statement as Appendix A.

Background and Reasons For the Reverse Stock Split

The primary objectives of the board of directors for the reverse stock split are to (1) raise the per share trading price of our common stock to a level that would meet the minimum required to obtain listing of our common stock on a national securities exchange and that would be more attractive to investors and (2) increase the number of common shares available for issuance for future financing and business purposes.

Our common stock is currently available for trading in the over-the-counter market and is quoted on the OTCQB Marketplace under the symbol “WGBS.” As of April 14, 2014, the last reported closing price of our common stock was $1.80. We are considering potentially seeking the listing of our common stock on the NASDAQ Capital Market or another national securities exchange. We anticipate that to secure the listing of the common stock we may need to implement a reverse stock split so that the trading price of our common stock exceeds the minimum required by applicable initial listing requirements. Accordingly, the primary purpose of seeking shareholder approval for a reverse stock split is to enable us to implement a reverse stock split should it be required in connection with our pursuit of the listing of our common stock. Our board of directors also believes the anticipated increase in the trading price of our common stock resulting from the reverse stock split could make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Our board of directors believes that the reverse stock split may make our common stock a more attractive and cost effective investment for many investors, which may enhance the liquidity of the holders of our common stock. We cannot provide any assurance that our minimum bid price would be or remain following the reverse stock split over the minimum bid price requirement of any such stock exchange or that we will otherwise quality for such a listing. Accordingly, our board of directors believes that approval of the reverse stock split is advisable and the best interests of the Company and our stockholders.

The reverse stock split would also reduce the number of shares of common stock outstanding without reducing the total number of authorized shares of common stock. As a result, we would have a larger number of authorized but unissued common shares. Our board of directors believes that it is advisable and in the best interests of the Company and our stockholders to have available additional authorized but unissued common shares in order to maintain flexibility to use such shares for future financing and business purposes. However, we do not currently have any plans, arrangements or understandings relating to the issuance of any of the newly authorized shares that would be available as a result of the proposed reverse stock split.

Board Discretion to Implement the Reverse Stock Split

The board of directors believes that having the discretion to determine the exact reverse split ratio within the specified range of one-for-two to one-for-25 provides the flexibility to implement the reverse stock split in a manner designed to achieve the desired results of the reverse stock split. In determining whether to implement the reverse stock split and the precise reverse stock split ratio, if any, the board of directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•	the number of shares of common stock outstanding;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse stock split on the trading market for our common stock;

•	the impact on the Company’s capitalization, including the number of authorized but unissued common shares resulting from the ratio; and

•	prevailing general market and economic conditions.

In determining the reverse split ratio, the board of directors would seek to set the ratio at a level that is in the best interests of the Company and its stockholders at the time of the reverse stock split.

Principal Effects of the Reverse Stock Split

Effect on Issued and Outstanding Common Stock. Depending on the ratio for the reverse stock split determined by our board of directors, a minimum of two and a maximum of twenty five shares of existing common stock will be combined into one new share of common stock. Based on 9,120,884 shares of common stock issued and outstanding as of April 14, 2014, immediately following the reverse stock split the Company would have approximately 4,560,442 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-2, and 364,835 shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-25. Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between 364,835 and 4,560,442 shares.

The actual number of shares issued after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board of Directors.

The reverse stock split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split will be rounded up to the next whole number. In addition, the reverse stock split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

Effect on Authorized Shares of Common Stock. The reverse stock split will not change the number of authorized shares of common stock under the Company’s Amended and Restated Articles of Incorporation. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Our Amended and Restated Articles of Incorporation currently authorizes us to issue a maximum of 300,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock, $0.001 par value per share.

By increasing the number of authorized but unissued shares of common stock, the reverse stock split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the board of directors. For example, it may be possible for the board of directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the board of directors in opposing a takeover bid that the board of directors determines is not in the best interests of the Company or its stockholders. The reverse stock split therefore may have the effect of discouraging unsolicited takeover attempts or diluting the holdings of a potential bidder. By potentially discouraging initiation of any such unsolicited takeover attempts the reverse split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The reverse stock split may have the effect of permitting the Company’s current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the company’s business. However, the board of directors is not aware of any attempt to take control of the Company and the board of directors has not approved the reverse stock split with the intent that it be utilized as a type of anti-takeover device.

Effect on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities. Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be adjusted proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Par Value of Common Stock and Accounting Matters. The reverse stock split will not affect the par value of our common stock, which will remain at $0.001 per share. As a result, as of the effective time of the reverse stock split, the stated capital attributable to our common stock on the Company’s balance sheet (which consists of the par value per share of our common stock multiplied by the aggregate number of the issued shares of common stock) will be reduced proportionately based on the reverse stock split ratio selected by the board of directors, and the additional paid-in-capital account (which consists of the difference between the Company’s stated capital and the aggregate amount paid to us upon the issuance of all currently issued shares of common stock) will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our common stock will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

Not a Going Private Transaction. Because fractional shares resulting from a reverse stock split would be rounded up, implementation of a reverse stock split would not change the number of record holders. The board of directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Financial Statements

Our audited financial statements and certain other financial information for the fiscal year ended December 31, 2013 are incorporated by reference into this proxy statement, as described below under the heading “Where You Can Find Additional Information.” Representatives of SingerLewak LLP, our independent registered public accounting firm for 2012 and 2013, are expected to be present at the annual meeting.

Risks Associated with Reverse Stock Split

A primary objective of the proposed reverse stock split is to combine the issued and outstanding shares of common stock into a smaller number of shares so that the shares of common stock will trade at a higher price per share than recent trading prices. Although the Company expects that the reverse stock split would result in an increase in the market price of our common stock, the reverse stock split may not increase the market price of our common stock in proportion to the reduction in the number of issued shares of common stock or result in the permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in the Company’s reports filed with the SEC. If the reverse stock split is accomplished and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Although the board of directors believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

•
The reduced number of outstanding shares of common stock resulting from a reverse stock split could adversely affect the liquidity of our common stock. Although the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•	A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of common stock.

•
There can be no assurance that the market price per share of common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of common stock outstanding before the reverse stock split.

•
The total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•
The increase in the ratio of authorized but unissued shares of common stock to issued shares of common stock resulting from the reverse stock split may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or Bylaws.

Implementation of the Reverse Stock Split

Effective Time. If Proposal 2 is approved at the annual meeting and the board of directors elects, in its sole discretion, at any time during the one year following stockholder approval to implement the reverse stock split, the reverse stock split will become effective upon the filing (the “Effective Time”) of the Reverse Split Amendment with the Secretary of State of the State of Nevada. The exact timing of the filing of the certificate of amendment that will effect the reverse stock split will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. Our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split if, at any time prior to filing the amendment to the Company’s articles of incorporation, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split. If a certificate of amendment effecting the reverse stock split has not been filed with the Secretary of State of the State of Nevada within one year after approval by the stockholders, our board of directors will abandon the reverse stock split.

Fractional Shares. We do not currently intend to issue fractional shares in connection with the reverse stock split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares to stockholders of record, we will round up to the next whole number of shares.

Exchange of Stock Certificates. Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the reverse stock split, subject to the treatment of fractional shares described above. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO.

Beneficial Holders of Common Stock. Upon the implementation of the reverse stock split, it is expected that shares held by stockholders through a bank, broker, custodian or other nominee will generally be treated in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and treatment of fractional share interests. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the reverse stock split by a U.S. stockholder. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the reverse stock split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the reverse stock split.

Based on the assumption that the reverse stock split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code (i.e. a deemed exchange of existing shares for newly-issued shares), and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences will result from the reverse stock split:

•	A stockholder will not recognize gain or loss on the deemed exchange of shares pursuant to the reverse stock split;

•	the aggregate tax basis of the shares deemed received by a stockholder in the reverse stock split will be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor; and

•	the holding period of the shares received by a stockholder in the reverse stock split will include the holding period of the shares deemed surrendered therefor.

Vote Required for Approval

Provided a quorum is present, the affirmative vote of shares representing a majority of the voting power of the issued and outstanding common stock as of the record date is required to approve the grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to effect the reverse stock split, at any time within one year after stockholder approval is obtained, within the range of one-for-two (1-for-2) to one-for-twenty-five (1-for-25), with the exact ratio to be set within this range as determined by the Board of Directors in its sole discretion.

Board Recommendation

The board of directors unanimously recommends that stockholders vote “FOR” Proposal 2.

PROPOSAL NO. 3

AMENDMENT OF THE WAFERGEN BIO-SYSTEMS, INC.
2008 STOCK INCENTIVE PLAN

Our Board of Directors has unanimously approved for submission to a vote of our stockholders a proposal to amend the WaferGen Bio-systems, Inc. 2008 Stock Incentive Plan, as amended (the “2008 Plan”), which the Company’s stockholders adopted on June 5, 2008 and amended on December 4, 2009, and September 16, 2010 and December 30, 2011, in each case following approval of the 2008 Plan by the Board of Directors. The purpose of the 2008 Plan is to retain key employees, consultants and directors having experience and ability, to attract new employees, consultants and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of us and our subsidiaries. Our Board believes that grants of options and other forms of equity participation is an increasingly important means to retain and compensate employees, consultants and directors. The amendment to the 2008 Plan will only become effective if approved by our stockholders.

If approved by our stockholders, the amendment will make the following changes to the 2008 Plan:

•
an additional 3,000,000 shares of our common stock will be added to the 2008 Plan, for a maximum of 3,145,890 shares available for issuance under the 2008 Plan for all awards, including stock options, SARs, restricted stock units, and restricted shares;

•	the 2008 Plan will no longer have a separate share limit for awards of restricted stock units and restricted stock;

•
for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares that can be granted pursuant to options and SARs to any person in a calendar year is 1,500,000;

•	for purposes of Section 162(m) of the Code, the maximum number of shares that can be granted pursuant to restricted stock units and restricted stock to any person in a calendar year is 1,500,000; and

•	the expiration of date of the 2008 Plan will be extended until April 15, 2024, which is the ten-year anniversary of the date the Board of Directors adopted the amendment to the 2008 Plan.

Additionally, stockholder approval of the amendment to the 2008 Plan will also constitute re-approval of the material terms of the 2008 Plan for purposes of Section 162(m) of the Code. The Code Section 162(m) performance criteria and related features of the 2008 Plan are discussed below under the heading “Section 162(m) of the Code.”

The number of shares of our common stock available under the 2008 Plan will be subject to adjustment in the event of a stock split, stock dividend or other extraordinary dividend, or other similar change in our common stock or our capital structure. The proposed amendment to the 2008 Plan, if approved by the stockholders, would be effective prior to giving effect to any reverse stock split effected under Proposal 2.  Therefore, if a reverse stock split is authorized by the stockholders and the Board effects such a reverse stock split, the number of shares available under the 2008 Plan would be reduced accordingly.

The amendment to the 2008 Plan will also increase the maximum number of shares of common stock that may be granted pursuant to awards of restricted stock and restricted stock units under the 2008 Plan, as well as the individual limits for grants of awards to any one participant in any calendar year, as described further herein in order to reflect the overall proposed increase in the shares reserved under the 2008 Plan. Pursuant to the amendment, these share limits reflect the impact of the one-for-99.39 reverse stock split of Company common stock that occurred on August 27, 2013. As of March 31, 2014, the last reported sale price of our common stock as reported on the OTC Bulletin Board was $2.00 per share. Capitalized terms used but not defined in this proposal shall have the same meaning as in the 2008 Plan unless otherwise indicated.

Approval of the amendment to the 2008 Plan is critical to our ongoing effort to build stockholder value through retaining and motivating key employees. The purpose of the increase in available shares under the existing 2008 Plan is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our employees, consultants and directors. We believe that an adequate reserve of shares available for issuance under the 2008 Plan is essential to the Company’s success. The awards permitted under the amended 2008 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we compete. Such awards are also crucial to our ability to motivate employees to achieve our goals. Our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value.

As of March 31, 2014, the 2008 Plan had 43,320 shares remaining available for grant. As a result, we are limited in our ability to issue equity-based incentives to our key employees, consultants or our directors unless our stockholders approve of an increase in the authorized shares available for issuance under the 2008 Plan. While we could increase cash compensation if we are unable to grant equity incentives, we have taken measures to conserve our use of cash and anticipate that we will have difficulty attracting, retaining, and motivating our key employees and our directors if we are unable to make equity grants to them. Equity awards are a more effective executive compensation vehicle than cash at a growth-oriented, entrepreneurial company because they deliver high potential value with a smaller impact on current income and cash flow. Therefore, we are asking our stockholders to approve the amendment to the 2008 Plan as described herein.

A general description of the principal terms of the 2008 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2008 Plan. Language that will be added to the 2008 Plan as a result of the amendment is shown in bold text in Appendix B.

The information provided above under the caption “Securities Authorized for Issuance under Equity Compensation Plans” is incorporated herein by reference.

General Description

Purpose

The purpose of the 2008 Plan is to provide our employees, consultants and directors, whose present and potential contributions are important to our success, an incentive, through ownership of our common stock, to continue in service to us, and to help us compete effectively with other enterprises for the services of qualified individuals. Employees, directors, and consultants of the Company and its subsidiaries are eligible to receive awards under the 2008 Plan.

Shares Reserved for Issuance under the 2008 Plan

If approved by our stockholders, an additional 3,000,000 shares of our common stock will be added to the 2008 Plan, for a total of 3,145,890 shares of our common stock available for issuance under the 2008 Plan pursuant to any type of award. All of the shares available for issuance under the 2008 Plan shall be available for grant as incentive stock options. The number of shares of our common stock available under the 2008 Plan will be subject to adjustment in the event of a stock split, stock or other extraordinary dividend, or other similar change in our common stock or our capital structure. The 2008 Plan currently provides that the maximum number of shares of our common stock that may be granted pursuant to awards of restricted stock and restricted stock units is 72,945 shares. If approved by our stockholders, the amendment will eliminate this separate limit.

As of March 31, 2014, awards with respect to 191,423 shares of common stock had been issued under the 2008 Plan. Out of those awards, 10,733 shares of common stock have been issued, 97,998 shares of common stock remain subject to issuance under outstanding awards and awards with respect to 82,692 shares of common stock have expired or been forfeited. Any shares covered by an award that is forfeited, canceled or expires (whether voluntarily or involuntarily) are deemed not to have been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2008 Plan. As of March 31, 2014, 43,320 shares of common stock remain available to be issued pursuant to awards under the 2008 Plan. If the proposed amendment is approved, on a pro forma basis as of March 31, 2014, 3,043,320 shares of common stock would remain available to be issued pursuant to awards under the 2008 Plan.

The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,500,000 shares. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,500,000 shares. The foregoing limitations shall be adjusted proportionately by the plan administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. The individual calendar year limits currently in the 2008 Plan are 30,184 shares with respect to options and stock appreciation rights, and 15,092 shares with respect to restricted stock and restricted stock units.

Administration

The 2008 Plan will be administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the “Administrator”), defined as our Board or one or more committees designated by the Board. The 2008 Plan will initially be administered by our Board. To the extent Section 162(m) of the Code is applicable and relief from the limitation under Section 162(m) of the Code is necessary, then the 2008 Plan will be administered by a committee constituted in such a manner as to satisfy Code Section 162(m) and such other applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Share Counting

Shares that actually have been issued under the 2008 Plan pursuant to an award will not be returned to the 2008 Plan and will not become available for future issuance under the 2008 Plan, except that if unvested shares are forfeited or repurchased by the Company, such shares will become available for future grant under the 2008 Plan. To the extent not prohibited by the listing requirements of any stock exchange or national market system on which the shares are traded and applicable laws, any shares covered by an award which are surrendered (i) in payment of the award exercise or purchase price or (ii) in satisfaction of tax withholding obligations incident to the exercise of an award will be deemed not to have been issued for purposes of determining the maximum number of shares which may be issued pursuant to all awards under the 2008 Plan, unless otherwise determined by the Administrator.

Terms and Conditions of Awards

The 2008 Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights and stock appreciation rights (collectively referred to as “awards”). Stock options granted under the 2008 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, directors and consultants or to employees, directors and consultants of our related entities. To the extent that the aggregate fair market value of shares of our common stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Under the 2008 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2008 Plan shall be designated in an award agreement.

The Administrator may issue awards under the 2008 Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws and except as otherwise provided by our Board, the Administrator has the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of our common stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above under “Shares Reserved for Issuance under the 2008 Plan”), to approve award agreements for use under the 2008 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the 2008 Plan, to construe and interpret the terms of the 2008 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2008 Plan, as the Administrator deems appropriate.

The term of any award granted under the 2008 Plan will be stated in the applicable award agreement but may not exceed a term of more than seven years (or five years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.

The 2008 Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the common stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2008 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of our common stock or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

The 2008 Plan provides that any amendment that would adversely affect the participant’s rights under an outstanding award shall not be made without the participant’s written consent; provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the participant. The 2008 Plan also provides that stockholder approval is required in order to (i) reduce the exercise price of any option or the base appreciation amount of any stock appreciation right awarded under the 2008 Plan or (ii) cancel any option or stock appreciation right awarded under the 2008 Plan in exchange for another award at a time when the exercise price exceeds the fair market value of the underlying shares unless the cancellation and exchange occurs in connection with a Corporate Transaction (as defined in the 2008 Plan). However, canceling an option or stock appreciation right in exchange for another option, stock appreciation right, restricted stock award or other award, with an exercise price, purchase price or base appreciation amount (as applicable) that is equal to or greater than the exercise price or base appreciation amount (as applicable) of the original option or stock appreciation right will not require stockholder approval.

Under the 2008 Plan, the Administrator may establish one or more programs under the 2008 Plan to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2008 Plan separate programs for the grant of particular forms of awards to one or more classes of participants.

Termination of Service

An award may not be exercised after the termination date of such award as set forth in the award agreement. To the extent required by applicable laws, an option will generally be exercisable following termination of service for at least thirty (30) days following such termination (and at least six (6) months if such termination is due to death or disability). A participant’s award agreement may provide that, if the participant’s service is terminated for cause, the award will expire concurrently with such termination. Following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period in the award agreement or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

Transferability of Awards

Under the 2008 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will and by the laws of descent and distribution and during the lifetime of a participant, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made to family members as gifts or pursuant to a domestic relation order. The 2008 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

Section 162(m) of the Code

The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 1,500,000 shares. The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to our “covered employees” (as described below).

An exception to this rule applies to compensation that is paid to a covered employee pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price or base appreciation amount equal to the fair market value of our common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of our common stock with respect to which an award may be granted to a participant.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 1,500,000 shares. The foregoing limitation shall be adjusted proportionately by the Administrator in connection with any change in our capitalization due to a stock split, stock dividend or similar event affecting our common stock and its determination shall be final, binding and conclusive. In order for an award of restricted stock or restricted stock units to qualify as performance-based compensation under Section 162(m), the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, if earlier, the date after which 25% of the period of service to which the performance goal relates has elapsed) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

The 2008 Plan includes the following performance criteria that may be considered, individually or in the aggregate, by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, any parent or subsidiary of the Company and/or any individual business units of the Company or any parent or subsidiary of the Company.

Under Code Section 162(m), a “covered employee” is the Company’s Chief Executive Officer and the three other most highly compensated officers of the Company other than the Chief Financial Officer.

Stockholder approval of the amendment to the 2008 Plan will also constitute re-approval of the material terms of the 2008 Plan for purposes of Section 162(m) of the Code, as described above.

Change in Capitalization

Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding awards, the number of shares of our common stock that have been authorized for issuance under the

2008 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or similar event affecting our common stock, (ii) any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us or (iii) any other transaction with respect to our common stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of us shall not be deemed to have been “effected without receipt of consideration.”

Pursuant to the amendment to the 2008 Plan, the plan and individual award limits have been adjusted to reflect the impact of the one-for-99.39 reverse stock split of Company common stock that occurred on August 27, 2013. If another reverse stock split is effected (whether pursuant to Proposal 2 or otherwise), the 2008 Plan and its individual award limits would be similarly impacted.

In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator will make adjustments in connection with the events described in the preceding sentence or substitute, exchange or grant awards with respect to the shares of a related entity (collectively “adjustments”). Any such adjustments to outstanding awards will be effected in a manner that precludes the material enlargement of rights and benefits under such awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, will be made by the Administrator and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of awards or other issuance of shares of common stock, cash or other consideration pursuant to awards during certain periods of time. Except as the Administrator determines, no issuance of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of common stock subject to an award.

Corporate Transactions and Changes in Control

Effective upon the consummation of a Corporate Transaction, all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the awards are assumed by the successor entity. In addition and except as otherwise provided in an individual award agreement, assumed or replaced awards will automatically become fully vested if a participant’s service is terminated by the acquirer without cause within twelve months after a corporate transaction. In the event of a corporate transaction where the acquirer does not assume or replace awards granted under the 2008 Plan, all of these awards become fully vested immediately prior to the consummation of the corporate transaction.

In the event of a change in control and except as otherwise provided in an individual award agreement, outstanding awards will automatically become fully vested if a participant’s service is terminated by the acquirer without cause within twelve months after such change in control.

Under the 2008 Plan, a Corporate Transaction is generally defined as:

•	The acquisition of beneficial ownership of 50% or more of the total voting power of our common stock by any individual or entity or related group of persons;

•	a sale, transfer or other disposition of all or substantially all of our assets;

•	a merger or consolidation in which we are not the surviving entity;

•
a reverse merger in which we are the surviving entity but, among other things, more than 50% of the total voting power of our common stock is acquired by any individual or entity or related group of persons who are different from those who held such common stock immediately prior to such merger; or

•	our complete liquidation or dissolution.

Under the 2008 Plan, a Change in Control is generally defined as:

•
acquisition of beneficial ownership of 50% or more of the total voting power of our common stock by any individual or entity or related group of persons pursuant to a tender or exchange offer which a majority of our Board members (who have either been Board members continuously for a period of at least twelve (12) months or have been Board members for less than twelve (12) months and were elected or nominated for election by at least a majority of Board members who have served on our Board for at least twelve (12) months) do not recommend our stockholders accept; or

•
a change in the composition of our Board over a period of twelve (12) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who have either been Board members continuously for a period of at least twelve (12) months or have been Board members for less than twelve (12) months and were elected or nominated for election by at least a majority of Board members who have served on our Board for at least twelve (12) months.

Amendment, Suspension or Termination of the 2008 Plan

The Board may at any time amend, suspend or terminate the 2008 Plan. Pursuant to the amendment, the term of the 2008 Plan will be extended until April 15, 2024, unless sooner terminated by our Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, we shall obtain stockholder approval of any such amendment to the 2008 Plan in such a manner and to such a degree as is required. No suspension or termination of the 2008 Plan will adversely affect any rights under awards already granted to a participant.

Certain Federal Tax Consequences

THIS DISCUSSION OF TAX ISSUES HAS NOT BEEN PREPARED, AND MAY NOT BE RELIED UPON BY ANY PERSON, FOR PROTECTION AGAINST ANY U.S. FEDERAL TAX PENALTY. THIS DISCUSSION IS WRITTEN TO SUPPORT PROPOSAL 3. EACH STOCKHOLDER SHOULD SEEK ADVICE BASED ON THE STOCKHOLDER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

THIS DISCUSSION ADDRESSES ONLY FEDERAL U.S. TAX ISSUES. IT IS NOT BINDING ON THE INTERNAL REVENUE SERVICE. IT IS BASED UPON THE LAWS, REGULATIONS, RULINGS AND DECISIONS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY WITH RETROACTIVE EFFECT.

Nonqualified Stock Options

The grant of a nonqualified stock option under the 2008 Plan will not result in any federal income tax consequences to the participant or to us. Upon exercise of a nonqualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

Absent special limitations on exercisability, in the event a nonqualified stock option is granted with an exercise price that is below fair market value or is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which includes provisions regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest.

Incentive Stock Options

The grant of an incentive stock option under the 2008 Plan will not result in any federal income tax consequences to the participant or to us. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. We, in the year of the disqualifying disposition, are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

In the event an incentive stock option is amended in certain respects, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus potential penalties and interest. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

Restricted Stock

The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. Recipients who are employees are subject to withholding for federal income and employment tax purposes with respect to such income. We are entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. We do not receive a tax deduction for any such gain.

Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient.

The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

Stock Appreciation Rights

Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock Units

Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above.

That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Dividends and Dividend Equivalents

Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

2008 Plan Benefits

Under Dr. Trifunovich’s employment agreement, Dr. Trifunovich is entitled to additional annual option awards at the beginning of each year as necessary to bring his fully diluted equity interest in the Company to 5% at the time of each such grant pursuant to the terms of his employment agreement. If approved by our stockholders, the proposed amendment to the 2008 Plan will create availability under the 2008 Plan to issue option awards owing to Dr. Trifunovich under his employment agreement.

As part of the compensation we have agreed to pay to our non-employee directors, we have agreed to make annual grants to each non-employee director of restricted stock units or deferred stock units having a value of $15,000. The annual grants are to be made on the date of the 2014 annual meeting of stockholders, and thereafter on the first trading day of each fiscal year. If approved by our stockholders, the amendment will create availability under the 2008 Plan to grant restricted stock units to our non-employee directors.

The table below describes the benefits of the above-described expected award grants pursuant to the 2008 Plan, based on our closing stock price of $1.80 on April 14, 2014:

Awards Initially Expected in Connection with the Proposed Amendment to the 2008 Stock Incentive Plan
Name and Position	Dollar Value ($)	Number of Options	Number of RSUs

Dr. Ivan Trifunovich	$1,060,000	848,000	—

Alnoor Shivji	$15,000	—	8,333

Dr. R. Dean Hautamaki	$15,000	—	8,333

Makoto Kaneshiro	$15,000	—	8,333

Joel Kanter	$15,000	—	8,333

William McKenzie	$15,000	—	8,333

Robert Schueren	$15,000	—	8,333

Executive Group	$1,060,000	848,000	—

Non-Executive Director Group	$90,000	—	49,998

Awards under the 2008 Plan are at the discretion of the Administrator. Accordingly, the benefits to be received by our directors, executive officers and employees pursuant to the 2008 Plan are not determinable at this time.

Vote Required for Approval

Provided a quorum is present, the affirmative vote of holders of a majority of the voting power of the shares of common stock, present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment of the 2008 Plan.

Board Recommendation

The board of directors unanimously recommends that stockholders vote “FOR” Proposal 3.

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT
AUDITORS

The firm of SingerLewak LLP (“SingerLewak”) has been retained as our independent auditors for the fiscal year ending December 31, 2014, and our Board of Directors is asking our stockholders to ratify this selection.

In the event our stockholders fail to ratify the selection of SingerLewak, our Audit Committee will reconsider the selection. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the fiscal year if our Audit Committee believes that such a change would be in our best interests and the best interests of our stockholders.

A representative of SingerLewak is expected to be present at the annual meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

The following is a summary of the fees billed by SingerLewak LLP for professional services rendered in connection with the fiscal years ended December 31, 2013 and 2012.

	2013	2012
Audit fees	$150,432	$131,000
Audit related fees	52,000	10,000
Tax fees	9,636	9,208
All other fees	6,825	—
Total Fees	$218,893	$150,208

Audit Fees

Audit fees consist of fees and reimbursement of expenses for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements.

Audit Related Fees

Audit related fees consist of services provided in connection with other statutory or regulatory filings that are not included under audit fees.

Tax Fees

Tax fees consist of fees and reimbursement of expenses for professional services provided in connection with the preparation of the Company’s federal and state tax returns.

All Other Fees

All other fees consist of due diligence work performed with respect to a proposed acquisition.

Pre-Approval Policies and Procedures

Our Audit Committee policy is to pre-approve all services to be provided by its principal independent accountants.

Vote Required for Approval

Provided a quorum is present, the affirmative vote of holders of a majority of the voting power of the shares of common stock, present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent auditors for 2014.

Board Recommendation

The board of directors unanimously recommends that stockholders vote “FOR” Proposal 4.

PROPOSAL NO. 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders with the opportunity express their views on our named executive officers’ compensation by casting their vote on this Proposal 5. This non-binding, advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this proxy statement.

Our executive compensation program, which is described in detail in the “Executive Compensation” section beginning on page 11, is designed to balance the goals of attracting and retaining talented executives who are motivated to achieve our annual and long-term strategic goals while keeping the program affordable and appropriately aligned with stockholder interests. We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its stockholders.

Although the vote on this Proposal 5 regarding the compensation of our named executive officers is not binding, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements.

If this proposal is approved, our stockholders will be approving the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders, is hereby approved.

Vote Required for Approval

Provided a quorum is present, the affirmative vote of holders of a majority of the voting power of the shares of common stock, present in person or represented by proxy and entitled to vote at the annual meeting is required to approve the foregoing resolution.

Board Recommendation

The board of directors unanimously recommends that stockholders vote “FOR” Proposal 5.

PROPOSAL NO. 6

ADVISORY VOTE ON FREQUENCY OF FUTURE
ADVISORY VOTES ON EXECUTIVE COMPENSATION

As described in Proposal 5 above, our stockholders are being provided the opportunity to cast a non-binding, advisory vote on the compensation paid to the Company’s named executive officers.

This Proposal 6 provides stockholders with an opportunity to cast a non-binding, advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers. Under this Proposal 6, stockholders may vote in favor of holding this advisory vote every year, every two years or every three years beginning with the 2014 annual meeting of stockholders or the stockholders may choose to abstain.

After careful consideration, our Board recommends that the advisory vote by our stockholders on executive compensation be held every year.

After careful consideration, our Board believes that say-on-pay votes should be held every year. In formulating its recommendation, our Board believes that giving our stockholders the right to cast an annual advisory vote on the compensation of our named executive officers is a good corporate governance practice and is in the best interests of our stockholders, allowing our stockholders to provide us with frequent and direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year.

Although non-binding, our Board of Directors and the Compensation Committee will carefully review the voting results. Notwithstanding our Board of Directors’ recommendation and the outcome of the stockholder vote, our Board of Directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our compensation programs and policies.

Vote Required for Approval

Provided a quorum is present, if a majority of the votes of stockholders present in person or by proxy are cast in favor of a particular frequency (whether every year, every two years or every three years), such frequency will be considered to be the recommendation of the stockholders on the advisory vote regarding the frequency of say-on-pay votes. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Board Recommendation

With respect to Proposal 6, the board of directors unanimously recommends that stockholders vote to hold say-on-pay votes “EVERY YEAR.”

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This proxy statement, and the information incorporated by reference into this proxy statement, include forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from historical experience or our present expectations. Factors that could cause these differences include, but may not be limited to, the factors set forth in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our most recent Form 10-K and other reports subsequently filed with the SEC.

The forward-looking statements made in this report, or incorporated herein by reference, relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Caution should be taken not to place undue reliance on our forward-looking statements.

STOCKHOLDER PROPOSALS

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for our next annual meeting is a reasonable time before we begin to print and send our proxy materials. Such proposals must comply with any applicable requirements of our Bylaws and Regulation 14A of the Exchange Act and received at our principal executive offices, 7400 Paseo Padre Parkway, Fremont, California 94555, Attn: President, no later than the deadline. In order to avoid controversy, stockholders should submit any proposals by means, including electronic means, that permit them to prove the date of delivery. Pursuant to SEC rules, submitting a proposal does not guaranty that it will be included in the proxy materials.

The deadline for submitting a stockholder proposal that is not to be included in our proxy statement and form of proxy for the next annual meeting is a reasonable time before we begin to send our proxy materials. Pursuant to Rule 14a-4(c) under the Exchange Act, if we do not receive notice of a stockholder proposal a reasonable time before we send our proxy materials for such annual meeting, then our designated proxy holders will be allowed to use discretionary authority to vote on the proposal if it is raised at the meeting, without any discussion of the matter in the proxy statement. The presiding officer or chairman of the annual meeting of stockholders may refuse to accept any such proposal that is not submitted by the deadline or in proper form.

We will, in a timely manner, inform stockholders of the planned date of our next annual meeting and the effect of such date on the deadlines described above by including a notice under Item 5 in our earliest possible quarterly report on Form 10-Q, or if that is impracticable, by any means reasonably calculated to inform stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2014, our Board of Directors adopted a written policy with regard to related person transactions, which sets forth our procedures and standards for the review, approval or ratification of any transaction required to be reported in our filings with the SEC or in which one of our executive officers or directors has a direct or indirect material financial interest, with limited exceptions. Our policy is that the Audit Committee shall review the material facts of all related person transactions (as defined in the related person transaction approval policy) and either approve or disapprove of the entry into any related person transaction. In the event that obtaining the advance approval of the Audit Committee is not feasible, the Audit Committee shall consider the related person transaction and, if the Audit Committee determines it to be appropriate, may ratify the related person transaction. In determining whether to approve or ratify a related person transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms comparable to those available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction.

Other than as described below, and for compensation agreements and other arrangements which are described above under the heading “EXECUTIVE COMPENSATION,” during 2013 there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

August 2013 Exchange

On August 27, 2013, we issued 1,067,317 shares of our common stock, 2,987.0167 shares of Series 1 Convertible Preferred Stock and warrants to purchase an aggregate of up to 2,369,000 shares of our common stock in exchange for all of the securities issued in the May 2011 Private Placement. Subject to certain ownership limitations, each share of Series 1 Convertible Preferred Stock is convertible into 2,515.3432 shares of our common stock and the warrants are exercisable at an exercise price of $2.60 per share.

The warrants expire on August 27, 2018, five years after the issuance date, and under certain circumstances are exercisable using cashless exercise.

As indicated in the below table, the investors included certain persons who, to our knowledge, owned more than 5% of our common stock, and directors at that time:

		Shares of
		Series 1
		Convertible
	Common	Preferred
Name of Beneficial Owner	Stock	Stock	Warrants
5% Holders:
Affiliates of Deerfield Management Company, L.P. (1)	—	1,507.4661	1,046,858
Entities affiliated with Great Point Partners, LLC (2)	—	1,479.5506	1,027,471
Merlin Nexus III, LP	702,184	—	193,863
Directors:
Alnoor Shivji and The Shivji Family Trust dated June 12, 2000 (3)	112,349	—	31,018
Robert Coradini	70,218	—	19,386
Joel Kanter and The Kanter Family Foundation (4)	42,131	—	11,632
__________

(1)
Comprises Securities acquired by Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P. and Deerfield Special Situations International Master Fund, L.P. For further information see “Security Ownership of Certain Beneficial Owners and Management” above.

(2)
Comprises Securities acquired by Biomedical Value Fund, LP, Biomedical Offshore Value Fund, Limited, Biomedical Institutional Value Fund, LP, Lyrical Multi-Manager Fund, LP, Lyrical Multi-Manager Offshore Fund, Ltd., Class D Series of GEF-PS, LP, David J. Morrison and WS Investments II, LLC, with respect to which Great Point Partners, LLC acts as investment manager, Thomas C. Jay QPERT, Carolyn Jay Trust, Jeffrey Jay Jr. Trust and Jeffrey and Mary Ellen Jay. All of these funds are administered by Great Point Partners, LLC. Scott Davidson and Joseph Pesce, each of whom was a member of the Board at the time of the August 2013 Exchange, are managing directors of Great Point Partners, LLC. For further information see “Security Ownership of Certain Beneficial Owners and Management” above.

(3)
Comprises Securities acquired by The Shivji Family Trust dated June 12, 2000. Alnoor Shivji, a member of the Board, and his wife, Mariam Shivji, are the co-trustees of The Shivji Family Trust. For further information see “Security Ownership of Certain Beneficial Owners and Management” above.

(4)
Comprises Securities acquired by Joel Kanter, a member of the Board, and The Kanter Family Foundation, which Mr. Kanter has voting control and investment power over. For further information see “Security Ownership of Certain Beneficial Owners and Management” above.

Pursuant to the Exchange Agreement entered into by the Company with the investors in connection with the August 2013 Exchange, for as long as at least 50% of the shares of Series 1 Convertible Preferred Stock issued in connection with the August 2013 Exchange and/or shares of common stock issued upon conversion thereof remain outstanding, the Company and each Investor who is a current member of the Company’s management or board of directors is required to use reasonable best efforts to ensure that (including with respect to such Investors, by voting (or consenting with respect thereto) any shares of common stock then owned by them accordingly) two individuals, as may be designated by Great Point Partners, LLC from time to time, are elected as members of the Board. Mr. McKenzie and Mr. Schueren are currently designated by Great Point Partners, LLC to serve as members of the Board.

For more information regarding the terms of the August 2013 Exchange and the Series 1 Convertible Preferred Stock, see “Prospectus Summary--August 2013 Exchange” and “Description of Securities--Description of Preferred Stock” included elsewhere in this prospectus.

2013 Private Placement

On August 27, 2013 and September 30, 2013, we sold an aggregate of 5,893,750 shares of our common stock, 646.0351 shares of Series 1 Convertible Preferred Stock and warrants to purchase an aggregate of up to 3,759,379 shares of our common stock in the 2013 Private Placement for an aggregate purchase price of $15,037,500. Subject to certain ownership limitations, each share of Series 1 Convertible Preferred Stock is convertible into 2,515.3432 shares of our common stock and the warrants are exercisable at an exercise price of $2.60 per share. The warrants expire five years after the applicable issuance date, and under certain circumstances are exercisable using cashless exercise.

As indicated in the below table, the investors included certain persons who, to our knowledge, owned more than 5% of our common stock, and directors at that time:

			Shares of
			Series 1
	Aggregate		Convertible
	Purchase	Common	Preferred
Name of Beneficial Owner	Price	Stock	Stock	Warrants
5% Holders:
Affiliates of Deerfield Management Company, L.P. (1)	$1,700,000	—	337.9260	425,001
Entities affiliated with Great Point Partners, LLC (2)	$1,550,000	—	308.1091	387,503
Merlin Nexus III, LP	$55,000	27,500	—	13,750
Directors:
Alnoor Shivji and The Shivji Family Trust dated June 12, 2000 (3)	$100,000	50,000	—	25,000
Robert Coradini	$125,000	62,500	—	31,250
Joel Kanter and The Kanter Family Foundation (4)	$60,000	30,000	—	15,000
__________

(1)
Comprises Securities acquired by Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P. and Deerfield Special Situations International Master Fund, L.P. For further information see “Security Ownership of Certain Beneficial Owners and Management” above.

(2)
Comprises Securities acquired by Biomedical Value Fund, LP, Biomedical Offshore Value Fund, Limited, Biomedical Institutional Value Fund, LP, Class D Series of GEF-PS, LP, David J. Morrison and WS Investments II, LLC, with respect to which Great Point Partners, LLC acts as investment manager, Thomas C. Jay QPERT, Carolyn Jay Trust, Jeffrey Jay Jr. Trust and Jeffrey and Mary Ellen Jay. All of these funds are administered by Great Point Partners, LLC. Scott Davidson and Joseph Pesce, each of whom was a member of the Board at the time of the 2013 Private Placement, are managing directors of Great Point Partners, LLC. For further information see “Security Ownership of Certain Beneficial Owners and Management” above.

(3)
Comprises Securities acquired by The Shivji Family Trust dated June 12, 2000. Alnoor Shivji, a member of the Board, and his wife, Mariam Shivji, are the co-trustees of The Shivji Family Trust. For further information see “Security Ownership of Certain Beneficial Owners and Management” above.

(4)
Comprises Securities acquired by Joel Kanter, a member of the Board, and The Kanter Family Foundation, which Mr. Kanter has voting control and investment power over. For further information see “Security Ownership of Certain Beneficial Owners and Management” above.

For more information regarding the terms of the 2013 Private Placement and the Series 1 Convertible Preferred Stock, see “Prospectus Summary--2013 Private Placement” and “Description of Securities--Description of Preferred Stock” included elsewhere in this prospectus.

IntegenX Acquisition

In January 2014, we entered into an Asset Purchase Agreement with IntegenX Inc. (“IntegenX”), pursuant to which we acquired substantially all of the assets of its product line used in connection with developing, manufacturing, marketing and selling instruments and reagents relating to library preparation for next generation sequencing, including the Apollo 324TM instrument and the PrepXTM reagents (the “Acquired Business”). The purchase price for the Acquired Business comprised (1) a cash payment of $2.0 million, (2) a $1.25 million secured promissory note (the “Note”), (3) up to three earn-out payments payable, if at all, in 2015, 2016 and 2017, respectively (the “Earnout”), and (4) our assumption of certain liabilities, including obligations to perform under contracts and liabilities for certain accrued but unpaid vacation for certain employees.

The Note accrues interest at 8.0% per year and is payable in a single payment of principal and accrued interest on January 6, 2017. However if, prior to the Note’s maturity, we complete an equity offering yielding net cash proceeds of at least $15.0 million, we will be required to prepay the Note within 45 days of the closing of the equity offering. To secure our obligations under the Note, we granted IntegenX a security interest in the assets acquired from them. The Earnout contemplates three earn-out payments based on gross revenues from certain products of the Acquired Business. For more information regarding our acquisition of the IntegenX Business, see “Business--Recent Developments--Acquisition of Assets from IntegenX Inc.” included elsewhere in this prospectus.

On January 6, 2014, following the closing of the purchase of the asset purchase from IntegenX, Robert Schueren was appointed as a member of our board of directors. Mr. Schueren is IntegenX’s chief executive officer and a member of its board of directors.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit us to send a single set of proxy materials to any household at which two or more stockholders reside if we believe they are members of the same family. Each stockholder will continue to receive a separate proxy card. However, upon written request to our Secretary, Stephen Baker, at our principal executive offices located at 7400 Paseo Padre Parkway, Fremont, California 94555 or by telephone to (510) 651-4450, you may revoke your decision to household, and we will deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request. Similarly, you may also contact our Secretary, Stephen Baker, if you received multiple copies of the proxy statement and would prefer to receive a single copy in the future.

A number of brokerage firms have already instituted householding. If your family has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1–800–SEC–0330 for further information on the operation of its Public Reference Room.

We incorporate by reference in this proxy statement Items 7, 8 and 9 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

OTHER MATTERS

We do not know of any items, other than those referred to in the accompanying notice of annual meeting of stockholders, which may properly come before the annual meeting or other matters incident to the conduct of the meeting. If any other matters properly come before the annual meeting, it is intended that the proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board of Directors,

Stephen Baker
Secretary

Fremont, California
April 28, 2014

Appendix A

Form of Certificate of Amendment

to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of Corporation: WaferGen Bio-systems, Inc.

2.	The Amended and Restated Articles of Incorporation (the “Articles”) have been amended as follows:

Article FOURTH is hereby amended by adding the following paragraph immediately after the second paragraph of Article Fourth:

Upon the effective date and time of the filing of this Certificate of Amendment with the Secretary of State of the State of Nevada (the “Second Effective Time”), each [•] shares of Common Stock issued and outstanding immediately prior to the Second Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Second Reverse Stock Split”). The Second Reverse Stock Split shall not affect the total number of shares of Common Stock that this corporation is authorized to issue, which shall remain as set forth in the first sentence of this Part A. of Article FOURTH. No fractional shares shall be issued in connection with the Second Reverse Stock Split. Shares shall be rounded up to the nearest whole share. Each certificate that immediately prior to the Second Effective Time represented shares of Common Stock (“Second Reverse Stock Split Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Second Reverse Stock Split Old Certificates shall have been combined, subject to the rounding up of any fractional share interests as described above.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___________

4.	Effective date of filing (optional): ______________ (must not be later than 90 days after the certificate is filed)

5.	Officer Signature (Required): _____________________________________

A-1

Appendix B

AMENDMENT TO THE
2008 STOCK INCENTIVE PLAN

This Amendment to the WaferGen Bio-systems, Inc. 2008 Stock Incentive Plan, as amended, dated April 15, 2014, is made and adopted by WaferGen Bio-systems, Inc., a Nevada corporation (the “Company”).

WHEREAS, the Company maintains the 2008 Stock Incentive Plan, as amended (the “Plan”).

WHEREAS, pursuant Section 13 of the Plan, the Board of Directors of the Company (the “Board”) may amend the Plan at any time, subject to stockholder approval to the extent required by applicable law.

WHEREAS, the Board has determined that it is advisable and in the best interest of the Company to amend the Plan to increase the number of shares of Company common stock available to grant under the Plan, to adjust award limits under the Plan to reflect the impact of the one-for-99.39 reverse split of Company common stock on August 27, 2013, and to extend the expiration date of the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.   Section 3(a) of the Plan is hereby replaced in its entirety with the following:

“(a)        Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is equal to the sum of (i) One Hundred Forty-Five Thousand, Eight Hundred Ninety (145,890) Shares plus (ii) effective upon April 15, 2014 (subject to shareholder approval), Three Million (3,000,000) Shares. The total number of Shares described in the preceding sentence shall be available for issuance under Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock.”

2.           The Plan is hereby amended by replacing the first sentence of Section 6(g)(i) in its entirety with the following:

“The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be One Million Five Hundred Thousand (1,500,000) Shares.”

3.           The Plan is hereby amended by replacing the first sentence of Section 6(g)(ii) in its entirety with the following:

“For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be One Million Five Hundred Thousand (1,500,000).”

4.           The Plan is hereby amended by adding the following sentence to the end of Section 10:

“As of April 15, 2014, the Share limits set forth in Section 3(a) and Section 6(g) reflect the one-for-99.39 reverse stock split of Common Stock, effective August 27, 2013.”

5.           The Plan is hereby amended by replacing the second sentence of Section 12 in its entirety with the following:

“The Plan shall continue in effect for a term of ten (10) years following April 15, 2014, unless sooner terminated.”

6.           All other terms and conditions of the Plan shall remain in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, I hereby certify that the foregoing Amendment was duly adopted by the Board on April 15, 2014.

WAFERGEN BIO-SYSTEMS, INC.

By:
Name:
Title:

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2014.

The notice of the annual meeting of stockholders and proxy statement are available at
http://www.cstproxy.com/wafergen/2014

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY FOR COMMON STOCK

WAFERGEN BIO-SYSTEMS, INC.

Annual Meeting of Stockholders, May 29, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF WAFERGEN BIO-SYSTEMS, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the annual meeting of stockholders to be held on May 29, 2014, the proxy statement and all other proxy materials and appoints Ivan Trifunovich and Stephen Baker, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of WaferGen Bio-systems, Inc. that the undersigned is entitled to vote, either on his, her or its own behalf or on behalf of any entity or entities, at the annual meeting of the stockholders of the company to be held on May 29, 2014 at 1:00 p.m. Pacific Time at the company’s offices located at 7400 Paseo Padre Parkway, Fremont, CA 94555, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side. If you plan to attend the annual meeting and require directions, please contact our Secretary, Stephen Baker, at (510) 651-4450.

The Board of Directors recommends a vote, with respect to Proposal 1, in favor of electing the seven nominees to the Board of Directors, “FOR” Proposals 2, 3, 4 and 5, and, with respect to Proposal 6, for “EVERY YEAR.” You may mark your votes on the reverse side of this proxy card. This proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made for a proposal listed on the reverse side, this proxy will be voted for such proposal. The proxies are authorized to vote, in their discretion, upon such other matter or matters that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE VOTED ON REVERSE SIDE	SEE REVERSE SIDE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

ANNUAL MEETING PROXY CARD

Please mark your votes like this:	X
The Board of Directors recommends a vote “FOR” with respect to each of the seven director nominees.
Proposal 1: Elect seven (7) directors to serve for a one-year term ending in the year 2015 or until their successors are duly elected and qualified:
	FOR	WITHHOLD		FOR	WITHHOLD
01 – R. Dean Hautamaki	☐	☐	05 – Robert Schueren	☐	☐
02 – Makoto Kaneshiro	☐	☐	06 – Alnoor Shivji	☐	☐
03 – Joel Kanter	☐	☐	07 – Ivan Trifunovich	☐	☐
04 – William McKenzie	☐	☐

The Board of Directors recommends a vote “FOR” proposals 2, 3, 4 and 5 and for “EVERY YEAR” with respect to proposal 6.

Proposal 2: Approval of grant of discretionary authority to the Board of Directors to amend the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split of the outstanding shares of Common Stock of the Company, at any time within one year after stockholder approval is obtained, by a ratio of not less than one-for-two and not more than one-for-25, with the exact ratio to be set within this range as determined by the Board of Directors in its sole discretion.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 3: Amend the 2008 WaferGen Bio-systems, Inc. Stock Incentive Plan to increase the number of shares of Common Stock that may be issued pursuant to awards thereunder from 145,890 shares to 3,145,890 shares and to make certain other changes to the Plan.

		FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 4: Ratify the selection of SingerLewak LLP as the independent auditors for the fiscal year ending December 31, 2014.		FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 5: Approve, by advisory (non-binding) vote, the compensation to be paid to the named executive officers of WaferGen Bio-systems, Inc.		FOR ☐	AGAINST ☐	ABSTAIN ☐
Proposal 6: Recommend, by advisory (non-binding) vote, the frequency of future advisory votes on the compensation to be paid to the named executive officers of WaferGen Bio-systems, Inc.	EVERY YEAR ☐	EVERY 2 YEARS ☐	EVERY 3 YEARS ☐	ABSTAIN ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND FOR PROPOSALS 2, 3, 4 AND 5, AND, WITH RESPECT TO PROPOSAL 6, FOR “EVERY YEAR,” AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2014

NOTE: Sign exactly as your name(s) appears on your stock certificate(s). If the shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.